MFS(R)/SUN LIFE SERIES TRUST:

                      Massachusetts Investors Trust Series

                        Supplement to Current Prospectus:


Effective immediately, the sub-sections entitled "Investment Objective" and "Principal Investment Strategies" under the main heading entitled "Risk Return Summary - Massachusetts Investors Trust Series" are hereby restated in their entirety as follows:

Blended Research Core Equity Series (formerly Massachusetts Investors Trust Series)

Investment Objective

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund's net assets in equity securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While MFS may invest the fund's assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the fund's assets in foreign securities.

MFS may also invest the fund's assets in derivatives.

Investments for the fund are selected based on fundamental and quantitative analysis. MFS uses bottom-up fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. MFS also uses proprietary quantitative models to forecast the expected return of an investment. Factors considered by the quantitative model include valuation, price momentum and earnings quality.

Effective immediately, the section entitled "Expense Summary" is hereby restated in its entirety as follows, with respect to the Massachusetts Investors Trust Series only:

EXPENSE SUMMARY

Expense Table

This table describes the fees and expenses that you may pay when you hold shares of a fund. These expenses do not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses had been included, your expenses would be higher. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year, adjusted to reflect current fee arrangements. The fund's annual operating expenses may vary in future years.

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------

Blended Research Core Equity Series (formerly Massachusetts Investors Trust Series)
--------------------------------------------------------------------------------
Share Class                                       INITIAL CLASS    SERVICE CLASS
--------------------------------------------------------------------------------
Management Fee...................................     0.55%            0.55%
Distribution and Service (12b-1) Fees(1).........      N/A             0.25%
Other Expenses(2)................................     0.06%            0.06%
                                                      -----            -----
Total Annual Fund Operating Expenses(2)..........     0.61%            0.86%
      Fee Reductions(3)..........................    (0.01)%          (0.01)%
                                                     -------          -------
Net Expenses(2)..................................     0.60%            0.85%

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."
(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, net expenses would be lower.
(3) MFS has agreed in writing to bear the fund's expenses such that "Total Annual Fund Operating Expenses," determined without giving effect to the expense offset arrangement described above, does not exceed on an annualized basis 0.60% and 0.85% for the Initial Class and the Service Class, respectively, of the Blended Research Core Equity Series (formerly Massachusetts Investors Trust Series). This written agreement excludes taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses and expenses associated with the fund's investing activities, and will continue until at least April 30, 2010.

Example of Expenses

These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. These examples do not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses were included, your expenses would be higher.

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary-Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
Fund                             1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Blended Research Core Equity
Series (formerly Massachusetts
Investors Trust Series)
--------------------------------------------------------------------------------
         Initial Class            $61         $192         $337         $  759
--------------------------------------------------------------------------------
         Service Class            $87         $271         $474         $1,058
--------------------------------------------------------------------------------

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is hereby restated in its entirety as follows, with respect to the Massachusetts Investors Trust Series only:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of each fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

----------------------------------------------------------------------------------------------------------
Fund                       Portfolio Manager    Primary Role          Since    Title and Five Year History
----------------------------------------------------------------------------------------------------------
Blended Research Core      Matthew Krummell    Portfolio Manager    June 2007  Vice President of MFS;
Equity Series (formerly                                                        employed in the investment
Massachusetts Investors                                                        area of MFS since 2001.
Trust Series)
----------------------------------------------------------------------------------------------------------

                 The date of this supplement is June 22, 2007.